Goodwill	12 Months Ended
Dec. 31, 2017
Disclosure of detailed information about intangible assets [abstract]
Goodwill
Goodwill

	As of December 31, 2016	As of December 31, 2017
	£'000s	£'000s
Goodwill at January 1 and December 31	441	441

Goodwill represents the excess of the purchase price over the fair value of the net assets acquired in connection with the acquisition of Rhinopharma in September 2006. Goodwill is not amortized, but is tested annually for impairment. Annual impairment testing is performed by comparing the expected recoverable amount of the CGU to the carrying amount of the CGU to which goodwill has been allocated to the carrying amount of the CGU. See note 2.8 to the consolidated financial statements.